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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                     EXHIBITS


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                        REGISTRATION STATEMENT ON FORM S-8

                        CYPRESS SEMICONDUCTOR CORPORATION





































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                              INDEX TO EXHIBITS


    Exhibit No.                             Description
-------------------       -----------------------------------------------

       4.1* Amendment and Restated 1994 Stock Option Plan (And form of agreement thereunder).

       5.1                Opinion of counsel as to legality of securities
                          Being registered.

      23.1                Consent of Independent Accountants (see p. 10)

      23.2                Consent of Counsel (contained in Exhibit 5.1).

      24.1                Power of Attorney (see p. 9).

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*Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended April 1, 1996 (File No. 1-10079) filed on May 16, 1996.